Results of Shareholder Meetings

A Special Meeting of Shareholders of the Funds was held on April 27, 2015 at the offices of Gemini Fund Services
LLC, 80 Arkay Drive, Suite 110, Hauppage, NY, pursuant to notice given to all shareholders of record of the Fund at the close of business on March 4, 2015. At the Special Meeting, shareholders were asked to approve the following proposals, and the tabulation of the shareholder votes rendered the following results:

Proposal

Compass EMP U.S. 500 Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement

Votes For         121,163
Votes Against -
Abstained 2

To elect Trustees :

David Brooks Adcock

Votes For  143,962
Votes Against-
Abstained-

Nigel D.T. Andrews

Votes For143,962
Votes Against-
Abstained-

E. Lee Beard

Votes For 143,962
Votes Against-
Abstained-

Sally M. Dungan

Votes For 143,962
Votes Against-
Abstained-

David L. Meyer

Votes For 143,962
Votes Against -
Abstained-

Leigh A. Wilson

Votes For 143,962
Votes Against-
Abstained-

David C. Brown

Votes For 143,962
Votes Against-
Abstained-

Proposal

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement

Votes For 689,245
Votes Against-
Abstained-

To elect Trustees :

David Brooks Adcock

Votes For 1,113,105
Votes Against-
Abstained1,484

Nigel D.T. Andrews

Votes For 1,113,105
Votes Against-
Abstained 1,484

E. Lee Beard

Votes For1,113,105
Votes Against-
Abstained 1,484

Sally M. Dungan

Votes For 1,113,105
Votes Against-
Abstained 1,484

David L. Meyer

Votes For 1,113,105
Votes Against-
Abstained 1,484

Leigh A. Wilson

Votes For 1,113,105
Votes Against-
Abstained 1,484

David C. Brown

Votes For 1,112,573
Votes Against-
Abstained 2,016

Proposal

Compass EMP U.S. EQ Income Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement

Votes For 1,086,249
Votes Against 17,518
Abstained 27,519

To elect Trustees :
David Brooks Adcock

Votes For 1,648,058
Votes Against-
Abstained 59,366

Nigel D.T. Andrews

Votes For 1,647,196
Votes Against-
Abstained 60,228

E. Lee Beard

Votes For 1,648,058
Votes Against-
Abstained 59,366

Sally M. Dungan

Votes For 1,648,228
Votes Against-
Abstained 59,196

David L. Meyer
Votes For 1,648,058
Votes Against-
Abstained 59,366

Leigh A. Wilson

Votes For 1,647,196
Votes Against-
Abstained 60,228

David C. Brown

Votes For 1,647,996
Votes Against-
Abstained 59,428

Proposal

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement

Votes For 170,561
Votes Against 1,418
Abstained 1,123

To elect Trustees :
David Brooks Adcock

Votes For 228,119
Votes Against-
Abstained 2,010

Nigel D.T. Andrews

Votes For 228,119
Votes Against-
Abstained 2,010

E. Lee Beard

Votes For 228,119
Votes Against-
Abstained 2,010

Sally M. Dungan

Votes For 228,282
Votes Against-
Abstained 1,847

David L. Meyer

Votes For 228,119
Votes Against-
Abstained 2,010

Leigh A. Wilson

Votes For 228,119
Votes Against-
Abstained 2,010

David C. Brown

Votes For 228,282
Votes Against-
Abstained 1,847

Proposal

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement

Votes For 197,074
Votes Against 3,034
Abstained 396

To elect Trustees :
David Brooks Adcock

Votes For 267,053
Votes Against-
Abstained 632

Nigel D.T. Andrews

Votes For 266,558
Votes Against-
Abstained 1,127

E. Lee Beard

Votes For 267,053
Votes Against-
Abstained 632

Sally M. Dungan

Votes For 267,215
Votes Against-
Abstained 470

David L. Meyer

Votes For 267,053
Votes Against-
Abstained 632

Leigh A. Wilson

Votes For 266,558
Votes Against-
Abstained 1,127

David C. Brown

Votes For 267,215
Votes Against-
Abstained 470